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                                  EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 20, 1999 relating to the financial statements, which appears in the 1999 Annual Report to Shareholders of Pentegra Dental Group, Inc., which is incorporated by reference in the Company's Annual Report on Form 10-K for the year ended March 31, 1999.


                                          PricewaterhouseCoopers LLP


July 30, 1999